                                                           EXHIBIT 10(XXVII)(J)


                              SECOND AMENDMENT TO
                             AGREEMENT OF SUBLEASE
                             ---------------------

          Made as of January 5, 1994, by MERRILL LYNCH/WFC/L, INC., having an office c/o Merrill Lynch & Co., Inc. at World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281 ("Landlord"), with NOMURA HOLDING
                                         --------
AMERICA, INC., having an office at 2 World Financial Center, 225 Liberty Street, New York, New York 10281 ("Tenant"), to witness that:
                           ------

          WHEREAS, Landlord and Tenant have entered into an Agreement of Sublease dated November 26, 1990 and amended by a First Amendment dated January 14, 1992 (the "Sublease"), pursuant to which Landlord subleased to Tenant
               --------
certain space (the "Sublease Premises") and granted to Tenant options to expand
                    -----------------
into certain other space (the "Expansion Space") at Two World Financial Center
                               ---------------
(the "Building") in New York, New York; and
      --------

          WHEREAS, Tenant wishes to expand into the Third Expansion Space on floor twenty-five (25) of the Building pursuant to Section 20.01 of the Sublease, and to amend the Sublease so as to treat such expansion as the exercise of the First Expansion Option and to redefine the Second, Third and Fourth Expansion Spaces on floors twenty-three (23) and twenty-four (24) of the Building;

          NOW, THEREFORE, in consideration of and to accomplish the foregoing, Landlord and Tenant hereby agree as follows:

          1.  Defined Terms.  All initially capitalized terms not defined or
              -------------
     redefined in this Second Amendment shall have the respective meanings set forth in the Sublease.

          2.  Expansion of Sublease Premises.  (a) Upon the Effective Date
              ------------------------------
     specified in paragraph 8 below, Exhibits A-1 through A-8 to the Sublease
                                     ------------         ---
     shall be supplemented to include Exhibit A-9 to this Second Amendment; the
                                      -----------
     Sublease Premises shall be expanded to include [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet of space on floor twenty-five
     (25) of the Building as shown on the plan of floor twenty-five (25) of the Building attached as Exhibit A-9 to this Second Amendment; the area of the
                          -----------
     Sublease Premises shall be increased by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet; and all references in the Sublease to the Sublease Premises shall thereafter be deemed to include [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet of space on floor twenty-five (25) of the Building.

          (b) To reflect the expansion of the Sublease Premises pursuant to paragraph 2(a) above, Section 2.01(a) of the Sublease (as already amended once before by the First Amendment dated January 14, 1992) shall be hereby restated, upon the Effective Date specified in paragraph 8 below, to redefine the "Office Space" as follows:

          "(i) a total of [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet on floors seventeen (17) through twenty-two (22), inclusive, of the Building, as shown on the floor plans attached hereto as Exhibit A-1, plus [MATERIAL OMITTED AND FILED SEPARATELY
                    -----------
          WITH SEC] Rentable Square Feet on floor twenty-five (25) of the Building, as shown on the floor plan attached hereto as Exhibit A-9,
                                                                  -----------
          and a total of 480 Rentable Square Feet on floors twenty-nine (29) through forty-four (44), inclusive, of the Building, representing the portion of each such floor that constitutes a portion of the food conveyor shaft (the "Food Conveyor Shaft") and, with respect to floor
                               -------------------
          twenty-nine (29) of the Building, a portion of the premises previously subleased to a subtenant of Overlandlord (collectively, the "Office
                                                                       ------
          Space");"
          -----

          3.  Base Rent.  (a)  Subject to the terms of Article VI of the
              ---------
     Sublease, the Base Rent Tenant shall pay for the Sublease Premises shall be increased upon the Effective Date specified in paragraph 8 below as follows:

               (i) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] (or the Effective Date, if later) through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet) per annum;

               (ii) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC])

                                     - 2 -
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          ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by
          [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet) per annum;

               (iii) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet) per annum;

               (iv) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet) per annum; and

               (v) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet) per annum.

          (b) To reflect the increases in Base Rent pursuant to paragraph 3(a) above, Section 3.01(a)I of the Sublease (as already amended once before by the First Amendment dated January 14, 1992) shall be hereby restated, upon the Effective Date specified in paragraph 8 below, to redefine the Base Rent for the Office Space, Visitor Reception Area and Messenger Reception Station as follows:

     "I. With respect to the Office Space, the Visitor Reception Area and the Messenger Reception Station:

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

               (i) For the period from the Base Rent Commencement Date through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, the amount of [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]/1/ Rentable Square Feet) per annum;

               (ii) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, the amount of [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]/2/ Rentable Square
          Feet) per annum;

               (iii) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, the amount of [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet) per annum;

               (iv) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH

- -----------

/1/ This amount equals [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet for the Office Space plus [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet for the Visitor Reception Area and [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet for the Messenger Reception Station.

/2/  This amount equals [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC].

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          SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]
          Rentable Square Feet) per annum;

               (v) For the period from [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] DOLLARS ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]) ($[MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] multiplied by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet) per annum; and

               (vi) From the first day of any Extended Term to the respective last day thereof, the amount per annum determined in accordance with
          Section 6.03."

          4.  Tenant's Proportionate Share.  (a) For the period from [MATERIAL
              ----------------------------
     OMITTED AND FILED SEPARATELY WITH SEC] (or the Effective Date, if later) through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] inclusive, Tenant's Proportionate Share specified in Subsection 4.01(e) of the Sublease shall be increased by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] percent to [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] percent/3/; and on and after January 1, 1996, Tenant's Proportionate Share specified in Subsection 4.01(e) of the Sublease shall be increased by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] percent to [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] percent/4/.

          (b) The portion of PILOT, Taxes, Charges, offsets and refunds that is allocable to the Office Space shall be computed pursuant to the formula set forth in Section

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/3/  These percentages equal [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]
     and [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet, respectively, divided by the [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] of Rentable Square Feet of the Office Premises.

/4/ These amounts equal [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] and [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet, respectively, divided by the [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet of the Office Premises.

     4.01(d) of the Sublease except that for the period from [MATERIAL OMITTED
                             ------
     AND FILED SEPARATELY WITH SEC] (or the Effective Date, if later) through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], inclusive, floor twenty-five of the Office Premises shall be deemed to be [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet instead of [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet.

          5.  Delivery of Additional Sublease Premises.  (a) On the Business Day
              ----------------------------------------
     following the Effective Date specified in Section 8 of this Second Amendment, Landlord will deliver, and Tenant will accept, possession of floor twenty-five (25) of the Building to Tenant in its "as is" broom-clean condition on that date.

          (b) The only work Landlord will be obligated to perform for Tenant (at Landlord's sole cost and expense) will be (i) the installation of an electric submeter on floor twenty-five (25) of the Building which shall be completed within sixty (60) days after Landlord's approval of Tenant's Plans for the first phase of the Alterations to be performed by Tenant on floor twenty-five (25) of the Building and (ii) the extension of Tenant's elevator bank serving floors seventeen (17) through twenty-four (24) of the Building so that it serves floor twenty-five (25) of the Building as well.

          6.  Redefinition of Expansion Options.  (a)  The execution and
              ----------------------------------
     delivery of this Second Amendment shall be treated as the exercise by Tenant of the First Expansion Option, and floor twenty-five (25) of the Building shall be deemed to be the First Expansion Space.

          (b) The Second Expansion Space shall be hereby redefined to mean the [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet of space on floor sixteen (16) of the Building, as shown on Exhibit H-4 to the
                                                              -----------
     Sublease; the Second Expansion Option to sublease the Second Expansion Space as hereby redefined may be exercised by Tenant no later than [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]; and Landlord may elect to deliver possession of the Second Expansion Space to Tenant at any time between [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] and [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]. If Tenant exercises the Second Expansion Option to sublease the Second Expansion Space as hereby redefined, Landlord, at Landlord's expense, will extend Tenant's elevator bank serving floors seventeen (17) through twenty-five (25) of the Building so that it serves floor sixteen (16) of the Building as well.

          (c) The Third Expansion Space shall be hereby redefined to mean the [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet of space on floor twenty-three (23) of the Building, as shown on Exhibit H-1
                                                                   -----------
     to the Sublease; the Third Expansion Option to sublease the Third Expansion Space as hereby redefined may be exercised by Tenant no later than [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]; and Landlord shall be permitted to deliver possession of the Third Expansion Space to Tenant at any time between [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] and [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC].

          (d) The Fourth Expansion Space shall be hereby redefined to mean the [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet of space on floor twenty-four (24) of the Building, as shown on Exhibit H-2 to
                                                                  -----------
     the Sublease; the Fourth Expansion Option to sublease the Fourth Expansion Space as hereby redefined may be exercised by Tenant no later than [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]; and Landlord shall be permitted to deliver possession of the Fourth Expansion Space to Tenant at any time between [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] and [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC].

          7.  Cafeteria User Fee.  The Cafeteria User Fee provided for in the
              ------------------
     Cafeteria User Agreement between Landlord and Tenant shall be increased according to EXHIBIT B thereto on and after [MATERIAL OMITTED AND FILED
                  ---------
     SEPARATELY WITH SEC] as though the Third Expansion Option Space (as previously defined in the Sublease prior to this Second Amendment) were being added to the Sublease Premises, except that for the period from
                                           ------
     [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] through [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC], the amount of such increase shall by multiplied by a fraction equal to [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] percent/5/.

          8.  Effective Date.  As used in this Second Amendment, the "Effective
              --------------
     Date" shall mean the date upon

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/5/  This percentage equals [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC]
     Rentable Square Feet divided by [MATERIAL OMITTED AND FILED SEPARATELY WITH SEC] Rentable Square Feet.

     which Overlandlord shall consent to this Second Amendment in form and substance reasonably satisfactory to Landlord and Tenant. On the Effective Date, Landlord shall, subject to Section 2.03 of the Sublease, deliver to Tenant the space on floor twenty-five (25) of the Building to be added to the Sublease Premises. Prior to the Effective Date, however, Landlord will make access to floor twenty-five (25) of the Building available to Tenant and Tenant's architects, engineers and contractors for the purpose of making inspections and preparations for the performance of Tenant's Alterations on such floor.

          9.  Brokers.  Landlord and Tenant each represents and warrants to the
              -------
     other that it has not dealt with any broker, finder or consultant in connection with this Second Amendment. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commissions, fees or other compensation by any Person who shall claim to have dealt with Tenant in connection with this Second Amendment and for any and all costs incurred by Landlord in connection with any such claim, including reasonable attorneys' fees and disbursements, other than with respect to the Brokers. Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commissions, fees or other compensation by any Person who shall claim to have dealt with Landlord in connection with this Second Amendment and for any and all costs incurred by Tenant in connection with any such claim, including reasonable attorney's fees and disbursements. The provisions of this paragraph 9 shall survive the expiration or earlier cancellation or termination of the Sublease.

     AS amended by this Second Amendment, the Sublease is and shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Second Amendment as of the date first written above.

                              Landlord:
                              --------

                              MERRILL LYNCH/WFC/L, INC.


                              By_________________________
                                Name:
                                Title:

                              Tenant:
                              ------

                              NOMURA HOLDING AMERICA, INC.


                              By_________________________
                                Name:
                                Title: